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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           J. C. PENNEY COMPANY, INC.

                     -------------------------------------

                          JCP MASTER CREDIT CARD TRUST

                     -------------------------------------

                        9.625% ASSET BACKED CERTIFICATES
                                    SERIES C
                              CUSIP NO. 466115AC6

     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of September 16, 1996, and with respect to the performance of the Trust during the month of August, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution
     ------------------------------------------------------
     (Stated on the Basis of $1,000 Original Certificate Principal
     -------------------------------------------------------------
     Amount) for this Series.
     ------------------------

     1. The total amount of the distribution to
        Certificateholders per $1,000 original
        Certificate Principal amount........................   $           0.00

     2. The amount of the distribution set
        forth in paragraph 1 above allocable to
        Certificate Principal, per $1,000
        original Certificate Principal
        amount..............................................   $           0.00



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     3. The amount of the distribution set forth
        in paragraph 1 above allocable to
        Certificate Interest, per $1,000
        original Certificate Principal
        amount..............................................   $           0.00

B.   Information Regarding the Funding Accounts (Stated
     --------------------------------------------------
     on the Basis of $1,000 Original Certificate
     -------------------------------------------
     Principal Amount) for this Series.
     ----------------------------------

     1. The total amount on deposit in the
        Principal Funding Account allocable to
        Certificate Principal per $1,000
        original Certificate Principal amount...............    $         0.00

     2. The total amount on deposit in the
        Interest Funding Account allocable to
        Certificate Interest, per $1,000
        original Certificate amount.........................    $        24.06

C.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collection of Principal Receivables
         -----------------------------------
         The aggregate amount of Collections of
         Principal Receivables processed which
         were allocated in respect of the
         Certificates of this Series........................    $   70,505,428

     2.  Collection of Finance Charge Receivables
         ----------------------------------------
         The aggregate amount of Collections of
         Finance Charge Receivables processed
         which were allocated in respect of the
         Certificates of this Series........................    $    6,185,398

     3.  Net Recoveries
         --------------
         The aggregate amount of Net Recoveries
         which were allocated in respect of the
         Certificates of this Series........................    $         0.00


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  4. Principal Receivables in the Trust
     ----------------------------------
     (a) The aggregate amount of Principal
         Receivables in the Trust as of the
         end of the day on the last day of
         such month (which reflects the
         Principal Receivables represented
         by the JCPR Amount and by the
         Aggregate Investor Amount).......................      $1,538,995,071
     (b) The amount of Principal Receivables
         in the Trust represented by the
         Aggregate Investor Amount as of
         the end of the day on the last
         day of such month................................      $  725,000,000

     (c) The Aggregate Investor Amount set
         forth in paragraph 4(b) above as
         a percentage of the aggregate
         amount of Principal Receivables set
         forth in paragraph 4(a) above....................              47.11%

     (d) The Aggregate Investor Amount for
         this Series as a percentage of
         the aggregate amount of Principal
         Receivables in the Trust as set
         forth in paragraph 4(a) above....................              24.37%

  5. Delinquent Balances
     -------------------
     The aggregate amount of outstanding
     balances in the Accounts in the Trust
     which were delinquent as of the end of
     the day on the last day of such month:
                                                                  Aggregate
                                                                   Account
                                                                   Balance
                                                                -------------
     (a) 1 month:  .......................................      $  68,629,219
     (b) 2 months: .......................................         28,374,403
     (c) 3 months: .......................................         19,832,669
     (d) 4 months: .......................................         16,204,643
     (e) 5 months: .......................................          6,376,021
     (f) 6 or more months: ...............................                  0

                                      Total:                    $ 139,416,955


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  6. Investor Default Amount
     -----------------------
     The aggregate amount of the Investor
     Default Amount which was allocated in
     respect of the Certificates of this
     Series..............................................       $   2,102,042

  7. Investor Charge Offs;
     ---------------------
     Reimbursement of Charge Offs
     ----------------------------
     (a) The aggregate amount of Investor
         Charge Offs which was allocated
         in respect of the Certificates of
         this Series.....................................       $        0.00
     (b) The amount of the Investor Charge
         Offs set forth in paragraph 7(a)
         above, per $1,000 original
         Certificate Principal amount
         (which will have the effect of
         reducing pro rata, the amount of
         each Certificateholder's
         investment) allocated to this
         Series.........................................        $        0.00
     (c) The aggregate amount reimbursed
         to the Trust in the current month
         from drawings under the Letter of
         Credit in respect of Investor
         Charge Offs in prior months....................        $        0.00
     (d) The amount set forth in paragraph
         7(c) above, per $1,000 original
         Certificate Principal amount
         (which will have the effect of
         increasing, pro rata, the amount
         of each Certificateholder's
         investment) allocated to this
         Series........................................         $        0.00

  8. Investor Monthly Servicing Fee
     ------------------------------
     The amount of the Investor Monthly
     Servicing Fee for this Series for the
     preceding Monthly Period payable by
     the Trust to the Servicer.........................         $     234,375




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  9. Investor Monthly Facility Fee
     -----------------------------
     The amount of the Investor Monthly
     Facility Fee for this Series for the
     preceding Monthly Period payable by the
     Trust to JCPR....................................          $    390,625

 10. Available L/C Amount
     --------------------
     The Available L/C Amount as of the
     close of business on the Distribution
     Date specified above for this Series.............          $ 45,000,000

D. The Pool Factor.
   ----------------
     The Pool Factor (which represents the
     ratio of the Adjusted Investor Amount
     for this Series as of the end of the
     last day of such month to the
     applicable Initial Investor Amount).
     (The amount of a Certificateholder's
     pro rata share of the Investor Amount
     can be determined by multiplying the
     original denomination of the Holder's
     Certificate by the Pool Factor)..................             1.0000000


                           J. C. PENNEY COMPANY, INC.,
                                   as Servicer

                      By:  /s/ M. Rich
                           -----------------------------
                           Title:  Credit Controller




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